Dreyfus
Florida
Intermediate
Municipal Bond
Fund
Annual Report


December 31, 1997

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus Florida Intermediate Municipal Bond Fund for its 12-month reporting period ended December 31, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 6.35%,* and a tax-free distribution rate per share of 4.37%.**

Economic Review
   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh uninterrupted year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centered on the low unemployment rate of just 4.6%, a 24-year low. In particular, there were fears that wages would rise at a rate that could rekindle inflation.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on U.S. consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, given current economic conditions, we believe it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

Market Environment
   During the year, the Florida market took its cues from the direction of the economy and continually fine-tuned price levels based on the releases of financial news and other economic data. Daily, it seemed, news suggested that the economy was strengthening or weakening, or that the Fed was about to tighten or ease interest rates, and the market would react accordingly. Issuers in the state of Florida sold their debt in an attempt to lower their cost of borrowing. Over the past 12 months we have seen periods of price volatility, but the persistent trend in prices has been gradually upward. There were very few instances during the fiscal year when bids flagged completely; for the most part, retail buyers and institutional portfolios supported the market throughout the year. Occasionally, buyers would absent themselves from the market, but most often the causes were a lack of supply or declining yield levels, rather than declining credit-quality or economic conditions. When yields would decline, the Fund was among this group of absentees. It seemed much more prudent to retain a solid level of income than to replace higher yielding holdings with lower yielding new issues.

   Not to be overlooked is the improvement in the municipal universe's financial condition, which was aided by our national economic expansion:
the creditworthiness of municipalities, at both the state and local levels, has risen to record levels. Increased tax receipts, along with improved financial management practices and better fiscal discipline, should be credited with bettering the municipalities' financial picture and helping to maintain a positive municipal market environment.

Portfolio Overview
   Throughout 1997 we have held steadfast in our decision to maintain a somewhat aggressive position with the portfolio despite the tone of the municipal market which was, at times, fraught with uncertainty. We felt that attempting to predict market changes would be difficult at best. Instead, we focused our efforts on finding value within the secondary market. This was accomplished by buying slightly longer maturities with a focus on discount bonds to counterbalance the income - producing premium bonds already owned. This was difficult to accomplish given the limited availability of longer-maturity, liquid, discount bonds with good structural characteristics. When desirable bonds were found, the portfolio sold current coupon bonds with short calls at a profit to provide funds for reinvestment.

   We plan to continue to manage the portfolio utilizing a similar strategy as we enter 1998. The Fund is well balanced across the intermediate coupon range. The market had a very positive tone until late in the fourth quarter but may slow down as we get into the latter part of January. Going forward, it is anticipated that the market may become volatile again, although at the present time we are without any concrete signs alluding to its direction. We expect that Florida securities will continue to be well sought-after by national funds, as well as other Florida bond funds.

   Our primary tasks which will guide our portfolio management decisions are to earn a high level of current income to the extent it is consistent with the preservation of capital, while at the same time maintaining high credit quality. Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the portfolio and in The Dreyfus Corporation.

                                       Sincerely,
                                       /s/ Richard J. Moynihan
                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-Florida residents.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.

Dreyfus Florida Intermediate Municipal Bond Fund              December 31, 1997
-------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
              AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX


Dollars

                                                          $15,618
                                                          Lehman Brothers
                                                          10-Year Municipal
                                                          Bond Index*
                             [CHART GOES HERE]
                                                          $14,699
                                                          Dreyfus
                                                          Florida Intermediate
                                                          Municipal Bond Fund

*Source: Lehman Brothers


Average Annual Total Return
-------------------------------------------------------------------------------


    One Year Ended            Five Years Ended         From Inception (1/21/92)
   December 31, 1997          December 31, 1997          to December 31, 1997
   -----------------          -----------------        -----------------------
          6.35%                     6.09%                        6.69%


---------------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Florida Intermediate Municipal Bond Fund on 1/21/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 1/31/92 is used as the beginning value on 1/21/92. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in Florida municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years.
The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Florida municipal obligations. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Investments                                                                           December 31, 1997

                                                                                               Principal
Long-Term Municipal Investments--95.1%                                                          Amount           Value
-------------------------------------------------------------------------------            --------------    ------------
Florida--91.7%
Alachua County Health Facilities Authority, Health Facilities Revenue:
  Refunding (Santa Fe Health Systems Project)
    6.875%, 11/15/2002 (Prerefunded 11/15/2000) (a)............................             $  2,895,000     $  3,099,532
  (Shands Teaching Hospital) 5.20%, 12/1/2007 (Insured; MBIA)..................                1,700,000        1,813,917

Bay County, RRR, Refunding:
  6%, 7/1/2001 (Insured; MBIA).................................................                1,250,000        1,332,587
  6.10%, 7/1/2002 (Insured; MBIA)..............................................                2,095,000        2,269,178
  6.20%, 7/1/2003 (Insured; MBIA)..............................................                1,250,000        1,374,862

Boca Raton, Beach Aquisition Revenue 6.125%, 1/1/2006 (Insured; MBIA)..........                2,100,000        2,360,148

Boynton Beach, Utility Systems Revenue 5.375%, 11/1/2008 (Insured; FGIC).......                1,000,000        1,078,760

Brevard County Health Facilities Authority, Revenue, Refunding:
  (Holmes Regional Medical Center Project) 5.30%, 10/1/2007 (Insured; MBIA)....                3,000,000        3,214,440
  (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002................................                2,500,000        2,763,600

Brevard County Housing Finance Authority, MFHR, Refunding
  (Windover Oaks) 6.90%, 2/1/2027..............................................                2,000,000        2,282,080

Broward County, Refunding 6.125%, 1/1/2006.....................................                1,950,000        2,113,156

Broward County School Board, COP:
  6%, 7/1/2001 (Insured; AMBAC)................................................                1,000,000        1,066,070
  6.10%, 7/1/2002 (Insured; AMBAC).............................................                2,000,000        2,166,280

Broward County School District, Refunding:
  5.80%, 2/15/2002.............................................................                2,000,000        2,129,980
  5.30%, 2/15/2004.............................................................                5,000,000        5,293,400
  6%, 2/15/2004................................................................                3,000,000        3,241,560

Celebration Community Development District, Special Assessment
  5.60%, 5/1/2004 (Insured; MBIA)..............................................                5,730,000        6,162,787

Charlotte County, Utility Revenue, Refunding 5.40%, 10/1/2008 (Insured; FGIC)..                1,210,000        1,307,502

Collier County, Capital Improvement Revenue, Refunding:
  5.75%, 10/1/2006 (Insured; MBIA).............................................                1,985,000        2,182,329
  5.85%, 10/1/2007 (Insured; MBIA).............................................                2,105,000        2,318,005

Coral Springs, Water and Sewer Revenue, Refunding
  5.50%, 9/1/2003 (Insured; FGIC)..............................................                1,425,000        1,518,209

Dade County:
  Aviation Revenue:
    6%, 10/1/2003 (Insured; MBIA)..............................................                2,000,000        2,176,740
    6.15%, 10/1/2004 (Insured; MBIA)...........................................                2,000,000        2,186,060
  Guaranteed Entitlement Revenue, Refunding
    Zero Coupon, 2/1/2000 (Insured; MBIA)......................................                  930,000          856,344
  Public Facilities Revenue, Refunding
    (Jackson Memorial Hospital) 5.20%, 6/1/2004 (Insured; MBIA)................                2,750,000        2,898,747
  (Seaport) 5.90%, 10/1/2002 (Insured; AMBAC)..................................                2,470,000        2,645,913
  Solid Waste System, Special Obligation Revenue, Refunding
    6%, 10/1/2006 (Insured; AMBAC).............................................                2,565,000        2,859,206


Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                               December 31, 1997


                                                                                               Principal
Long-Term Municipal Investments (continued)                                                     Amount           Value
-------------------------------------------------------------------------------            --------------    ------------

Florida (continued)
Dade County Health Facilities Authority, HR, Refunding
  (North Shore Medical Center Project):
    5.90%, 8/15/2001 (Insured; AMBAC)..........................................            $   1,725,000     $  1,831,726
    6%, 8/15/2002 (Insured; AMBAC).............................................                1,760,000        1,896,576
Daytona Beach, Water and Sewer Revenue, Refunding
  5.75%, 11/15/2008 (Insured; AMBAC)...........................................                2,270,000        2,434,484
Deerfield Beach, Water and Sewer Improvement Revenue, Refunding
  6.125%, 10/1/2003 (Insured; FGIC)............................................                1,180,000        1,298,035
Delray Beach, Water and Sewer Revenue, Refunding
  5.25%, 10/1/2009 (Insured; AMBAC)............................................                2,500,000        2,677,750
Duval County School District, Refunding:
  5.90%, 8/1/2002 (Insured; AMBAC).............................................                4,500,000        4,842,945
  6.25%, 8/1/2005 (Insured; AMBAC).............................................                2,400,000        2,632,200
First Florida Governmental Financing Commission, Revenue:
  6.30%, 7/1/2002 (Insured; MBIA)..............................................                1,000,000        1,091,290
  Refunding 6%, 7/1/2003 (Insured; MBIA).......................................                3,000,000        3,270,420
Florida, Pollution Control 5.90%, 7/1/2002.....................................                2,500,000        2,675,275
Florida Board of Education, Capital Outlay (Public Education):
  6%, 1/1/2005.................................................................                8,100,000        8,960,868
  5.50%, 6/1/2010..............................................................                5,725,000        6,122,201
  Refunding:
    5.90%, 6/1/2005............................................................                1,295,000        1,391,568
    5%, 6/1/2009...............................................................                2,500,000        2,620,800
Florida Department of Transportation (Right of Way):
  5.75%, 7/1/2004..............................................................                3,040,000        3,301,106
  5.75%, 7/1/2005..............................................................                2,375,000        2,597,775
Florida Division of Bond Finance Department, General Services Revenues:
  (Department of Environmental-Preservation 2000):
    5.25%, 7/1/2009 (Insured; MBIA)............................................                4,300,000        4,531,770
    5%, 7/1/2010 (Insured; AMBAC)..............................................                5,000,000        5,137,800
  (Department of Natural Resources-Preservation 2000):
    6.40%, 7/1/2003 (Insured; AMBAC, Prerefunded 7/1/2001) (a).................                3,450,000        3,772,678
    6.10%, 7/1/2004 (Insured; MBIA)............................................                2,420,000        2,611,349
Florida Municipal Power Agency, Revenue:
  (All-Requirements Power Supply Project):
    5.80%, 10/1/2001 (Insured; AMBAC)..........................................                1,000,000        1,063,470
    5.90%, 10/1/2002 (Insured; AMBAC)..........................................                1,000,000        1,078,690
  Refunding (Saint Lucie Project) 5.40%, 10/1/2005 (Insured; FGIC).............                3,500,000        3,723,090
Florida Sunshine Skyway, Revenue, Refunding:
  6.10%, 7/1/2001..............................................................                1,650,000        1,761,012
  6.20%, 7/1/2002..............................................................                1,315,000        1,414,703
Fort Myers, Improvement Revenue
  (Special Assessment-Geo Area 24) 7.05%, 7/1/2005 (Prerefunded 7/1/2003) (a)..                  905,000        1,027,410


Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                               December 31, 1997

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount           Value
-------------------------------------------------------------------------------            -------------     ------------
Florida (continued)
Greater Orlando Aviation Authority, Orlando Airport Facilities Revenue:
  6.25%, 10/1/2006 (Insured; FGIC).............................................             $  4,600,000     $  5,025,270
  Refunding 6.10%, 10/1/2002 (Insured; FGIC)...................................                2,000,000        2,174,500
Gulf Breeze, Revenue (Capital Funding) 3.496%, 12/1/2017 (Insured; MBIA) (b)...                8,500,000        8,372,500
Halifax Hospital Medical Center, HR, Refunding
  5%, 10/1/2010 (Insured; MBIA)................................................                1,750,000        1,798,930
Hernando County School District, Refunding:
  6.10%, 8/1/2003 (Insured; MBIA)..............................................                2,000,000        2,192,500
  5.50%, 9/1/2004 (Insured; MBIA)..............................................                1,580,000        1,698,927
Hialeah Gardens, IDR, Refunding (Waterford Convalescent)
  7.875%, 12/1/2007............................................................                1,000,000        1,092,100
Hillsborough County Aviation Authority, Revenue, Refunding
  (Tampa International Airport) 5.45%, 10/1/2002 (Insured; AMBAC)..............                3,295,000        3,484,990
Hillsborough County Hospital Authority, HR, Refunding
  (Tampa General Hospital Project) 6.125%, 10/1/2002 (Insured; FSA)............                3,350,000        3,639,842
Indian Trace Community Development District, Refunding
  (Water Management-Special Benefit) 5.375%, 5/1/2005 (Insured; MBIA)..........                2,265,000        2,425,883
Jacksonville, District Water and Sewer Revenue
  5%, 10/1/2020 (Insured; MBIA, Prerefunded 10/1/2008) (a).....................                3,000,000        3,159,240
Jacksonville, Revenue, Refunding:
  Excise Taxes:
    4.875%, 10/1/2007 (Insured; FGIC)..........................................                2,500,000        2,601,200
    6.50%, 10/1/2008 (Insured; AMBAC)..........................................                1,000,000        1,109,870
  Guaranteed Entitlement 5.50%, 10/1/2002 (Insured; AMBAC).....................                1,400,000        1,486,198
Jacksonville Beach, Utilities Revenue, Refunding
  5.125%, 10/1/2004 (Insured; MBIA)............................................                1,500,000        1,577,565
Jacksonville Electric Authority, Revenue, Refunding:
  Electric Systems 5.40%, 10/1/2004............................................                2,250,000        2,382,998
  (Saint John's River) 5%, 10/1/2004...........................................                4,000,000        4,172,920
Kissimmee Utility Authority, Electric System Improvement Revenue, Refunding
  5%, 10/1/2003 (Insured; FGIC)................................................                2,000,000        2,086,040
Lake County, Resource Recovery Industrial Development Revenue, Refunding
  (NRG/Recovery Group) 5.85%, 10/1/2009........................................                6,000,000        6,245,640
Lake Worth, Refunding 5.80%, 10/1/2005 (Insured; AMBAC)........................                1,000,000        1,101,710
Lakeland, Electric and Water Revenue, Refunding 5.90%, 10/1/2007...............                2,385,000        2,671,987
Lee County Hospital Board of Directors, HR, Refunding
  (Lee Memorial Hospital Project) 5.80%, 4/1/2002 (Insured; MBIA)..............                2,730,000        2,910,235
Melbourne, Water and Sewer Revenue, Refunding
  6%, 10/1/2001 (Insured; FGIC)................................................                  745,000          797,426
Miami, Refunding 5.80%, 12/1/2005 (Insured; FGIC)..............................                1,340,000        1,474,938


Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                               December 31, 1997

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount           Value
-------------------------------------------------------------------------------           --------------   --------------
Florida (continued)
Miami Beach, Water and Sewer Revenue 5.10%, 9/1/2005 (Insured; FSA)............            $   1,500,000    $   1,583,295
Miami Beach Health Facilities Authority, HR, Refunding
  (Mount Sinai Medical Center Project) 5.70%, 11/15/2003 (Insured; FSA)........                1,500,000        1,619,985
Nassau County, PCR, Refunding (ITT Rayonier, Inc. Project)
  5.90%, 7/1/2005..............................................................                1,075,000        1,155,163
North Broward Hospital District, HR, Refunding:
  6.10%, 1/1/2002 (Insured; MBIA)..............................................                2,050,000        2,200,634
  6.125%, 1/1/2003 (Insured; MBIA, Prerefunded 1/1/2002) (a)...................                2,000,000        2,180,860
Ocean Highway and Port Authority, Revenue
  6.25%, 12/1/2002 (LOC; ABN Amro Bank) (c)....................................                3,500,000        3,794,595
Orange County, Revenue:
  Solid Waste Facility 6%, 10/1/2002 (Insured; FGIC)...........................                1,000,000        1,082,970
  Tourist Development Tax 6.15%, 10/1/2002 (Insured; AMBAC)....................                2,455,000        2,674,452
  Water and Wastewater, Refunding 5.80%, 10/1/2002 (Insured; AMBAC)............                2,080,000        2,231,070
Orange County Health Facilities Authority, HR, Refunding
  (Orlando Regional Healthcare) 5.50%, 11/1/2003 (Insured; MBIA)...............                2,000,000        2,134,220
Orlando, Capital Improvement Special Revenue 5.50%, 10/1/2003..................                2,000,000        2,122,720
Orlando Utilities Commission, Water and Electric Revenue, Refunding:
  5.60%, 10/1/2003.............................................................               10,000,000       10,723,700
  5.75%, 10/1/2005.............................................................                2,000,000        2,192,720
  5.80%, 10/1/2006.............................................................                5,930,000        6,561,130
  5.80%, 10/1/2007.............................................................                1,175,000        1,304,191
Osceola County, Revenue:
  Gas Tax Improvement, Refunding:
    5.50%, 4/1/2003 (Insured; FGIC)............................................                1,365,000        1,452,360
    5.65%, 4/1/2004 (Insured; FGIC)............................................                1,445,000        1,556,973
  Transportation (Osceola Parkway Project)
    5.90%, 4/1/2007 (Insured; MBIA)............................................                1,300,000        1,398,449
Osceola County Industrial Development Authority, Revenue
  (Community Provider Pooled Loan Program) 8%, 7/1/2004........................                3,890,000        4,244,768
Palm Beach County, Revenue:
  Criminal Justice Facilities, Refunding 5.375%, 6/1/2010 (Insured; FGIC)......                1,825,000        1,969,248
  Water and Sewer 5%, 10/1/2010 (Insured; MBIA)................................                7,320,000        7,492,972
Palm Beach County School District, Refunding 6%, 8/1/2006 (Insured; AMBAC).....                1,000,000        1,076,060
Palm Beach County Solid Waste Authority, Revenue, Refunding
  5.50%, 10/1/2006 (Insured; AMBAC)............................................                3,000,000        3,261,150
Pasco County, Water and Sewer Revenue, Refunding:
    5.50%, 10/1/2002 (Insured; FGIC)...........................................                2,500,000        2,653,925
    5.40%, 10/1/2003 (Insured; FGIC)...........................................                1,500,000        1,594,935
Polk County, Capital Improvement Revenue, Refunding
  6%, 12/1/2002 (Insured; MBIA)................................................                1,900,000        2,062,716


Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                               December 31, 1997
                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount           Value
-------------------------------------------------------------------------------            --------------    -------------
Florida (continued)
Punta Gorda, Utilities Revenue, Refunding 5.50%, 1/1/2002 (Insured; AMBAC).....             $  1,315,000     $  1,384,761
Reedy Creek Improvement District, Utilities Revenue
  6.30%, 10/1/2003 (Insured; MBIA, Prerefunded 10/1/2001) (a)..................                1,000,000        1,086,260
Saint John's County, Water and Sewer Revenue, Refunding
  5%, 6/1/2008 (Insured; MBIA).................................................                1,020,000        1,073,887
Saint John's County Industrial Development Authority, HR
  (Flagler Hospital Project) 5.80%, 8/1/2003...................................                1,000,000        1,052,920
Saint Lucie County School District, Refunding 5.90%, 7/1/2002 (Insured; AMBAC).                1,780,000        1,913,482
Saint Petersburg, Public Improvement Revenue, Refunding
  6%, 2/1/2002 (Insured; MBIA).................................................                1,500,000        1,609,005
Sarasota County, Refunding:
  6.25%, 10/1/2004 (Insured; FGIC).............................................                1,505,000        1,636,387
  Utilities Systems Revenue 5.60%, 10/1/2004 (Insured; FGIC)...................                2,345,000        2,519,679
Seminole County School District, Refunding 6%, 8/1/2003 (Insured; MBIA)........                2,500,000        2,728,300
Sunrise, Revenue:
  Public Facilities:
    6.20%, 10/1/2004 (Insured; MBIA)...........................................                2,000,000        2,189,680
    6.50%, 10/1/2007 (Insured; MBIA)...........................................                1,000,000        1,109,870
    Refunding 6%, 10/1/2001 (Insured; MBIA)....................................                1,000,000        1,070,370
  Utility System, Refunding 5.20%, 10/1/2005 (Insured; AMBAC)..................                1,395,000        1,482,104
Tallahassee, Health Facilities Revenue, Refunding
  (Tallahassee Memorial Regional Medical Center):
    5.50%, Series A, 12/1/2002 (Insured; MBIA).................................                1,010,000        1,072,347
    5.50%, Series B, 12/1/2002 (Insured; MBIA).................................                1,000,000        1,061,730
Tampa, Revenue:
  (Aquarium, Inc. Project) 7.25%, 5/1/2005 (Prerefunded 5/1/2002) (a)..........                1,200,000        1,360,608
  Refunding (Alleghany Health Systems-Saint Mary's)
    5.75%, 12/1/2007 (Insured; MBIA)...........................................                2,750,000        2,985,455
  Water and Sewer 6.30%, 10/1/2006.............................................                1,590,000        1,734,595
Volusia County:
  Sales Tax Improvement Revenue, Refunding
    6.40%, 10/1/2007 (Insured; MBIA)...........................................                2,000,000        2,184,900
  Special Assessment (Bethune Beach Wastewater Project):
    6.60%, 7/1/2001............................................................                1,045,000        1,061,898
    6.875%, 7/1/2005...........................................................                  835,000          905,850
Volusia County Educational Facility Authority, Revenue
  (Embry-Riddle Aeronautical University):
    5.875%, 10/15/2002 (Insured; College Construction Loan Insurance Association)              1,145,000        1,230,932
    6.10%, 10/15/2003 (Insured; College Construction Loan Insurance Association)               1,000,000        1,095,590
Volusia County Health Facilities Authority, Revenue, Refunding
  (Health Care-John Knox) 5.75%, 6/1/2008......................................                1,540,000        1,668,621



Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                               December 31, 1997


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount           Value
-------------------------------------------------------------------------------            -------------    -------------
U.S. Related-3.4%

Puerto Rico Commonwealth, Refunding 5.20%, 7/1/2003 (Insured; FSA).............             $  5,000,000     $  5,253,300
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002...........................                3,100,000        3,276,917
Puerto Rico Public Buildings Authority, Revenue, Refunding 6.10%, 7/1/2000.....                2,500,000        2,622,825
Virgin Islands Water and Power Authority, Water Systems Revenue
  7.20%, 1/1/2002..............................................................                  600,000          629,106
                                                                                                             ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $307,482,066)......................                              $327,488,432
                                                                                                             ============

Short-Term Municipal Investments--4.9%
-------------------------------------------------------------------------------
Florida--4.2%
Jacksonville, PCR, Refunding, VRDN
  (Florida Power and Light Company Project) 4.50% (d)..........................             $  3,300,000     $  3,300,000
Manatee County, PCR, Refunding, VRDN
  (Florida Power and Light Company Project) 4.40% (d)..........................                4,900,000        4,900,000
Saint Lucie County, PCR, Refunding, VRDN
  (Florida Power and Light Company Project) 4.40% (d)..........................                6,300,000        6,300,000
U.S. Related--.7%
Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN
  3.35% (Insured; MBIA) (d)....................................................                2,200,000        2,200,000
                                                                                                             ------------

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $16,700,000)......................                              $ 16,700,000
                                                                                                             ============
TOTAL INVESTMENTS--100.0% (cost $324,182,066)..................................                              $344,188,432
                                                                                                             ============

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------


Summary of Abbreviations
-------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
COP        Certificate of Participation                                   Insurance Corporation
FGIC       Financial Guaranty Insurance Company             MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     PCR        Pollution Control Revenue
HR         Hospital Revenue                                 RRR        Resources Recovery Revenue
IDR        Industrial Development Revenue                   VRDN       Variable Rate Demand Notes
LOC        Letter of Credit


Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------

Fitch (e)          or          Moody's           or           Standard & Poor's          Percentage of Value
---------                      -------                        -----------------          -------------------
AAA                            Aaa                            AAA                                63.6%
AA                             Aa                             AA                                 22.7
A                              A                              A                                   3.7
BBB                            Baa                            BBB                                 2.4
F1+ & F1                       MIG1, VMIG1 & P1               SP1 & A1                            4.9
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                       2.7
                                                                                                ------
                                                                                                100.0%
                                                                                                ======

Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Interest rate changes based on changes linked to the Consumer Price Index.
(c) Secured by letters of credit.
(d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(g) At December 31, 1997, 29.1% of the Fund's net assets are insured by MBIA.



                       See notes to financial statements.

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Assets and Liabilities                                                                December 31, 1997

                                                                                               Cost             Value
                                                                                          --------------   --------------
ASSETS:                       Investments in securities--See Statement of Investments      $324,182,06      $344,188,432
                              Cash.............................................                                2,523,680
                              Interest receivable..............................                                5,324,145
                              Receivable for shares of Beneficial Interest subscribed                            180,000
                              Prepaid expenses.................................                                    4,179
                                                                                                           -------------
                                                                                                             352,220,436
                                                                                                           -------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                  188,991
                              Accrued expenses.................................                                   67,323
                                                                                                           -------------
                                                                                                                 256,314
                                                                                                           -------------


NET ASSETS.....................................................................                             $351,964,122
                                                                                                           =============


REPRESENTED BY:               Paid-in capital..................................                             $332,008,088
                              Accumulated distributions in excess of
                                investment income-net..........................                                  (51,336)
                              Accumulated net realized gain (loss) on investments                                  1,004
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                               20,006,366
                                                                                                           -------------


NET ASSETS.....................................................................                             $351,964,122
                                                                                                           =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                               25,801,825


NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                   $13.64
                                                                                                                  ======


                       See notes to financial statements.

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------

Statement of Operations                                                                       Year Ended December 31, 1997


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $18,632,534


EXPENSES:                     Management fee--Note 3(a)........................          $  2,137,022
                              Shareholder servicing costs--Note 3(b)...........               526,795
                              Professional fees................................                48,096
                              Trustees' fees and expenses--Note 3(c)............               41,396
                              Custodian fees...................................                36,765
                              Registration fees................................                16,269
                              Prospectus and shareholders' reports.............                13,994
                              Loan commitment fees--Note 2.....................                 5,939
                              Miscellaneous....................................                30,829
                                                                                         ------------
                                Total Expenses.................................                                  2,857,105
                                                                                                              ------------


INVESTMENT INCOME-NET..........................................................                                 15,775,429


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments..........         $  2,005,445
                              Net unrealized appreciation (depreciation)
                                on investments.................................            3,874,947
                                                                                        ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                 5,880,392
                                                                                                             ------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                               $21,655,821
                                                                                                             ============

                       See notes to financial statements.

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                        Year Ended            Year Ended
                                                                                     December 31, 1997     December 31, 1996
                                                                                     -----------------     -----------------
OPERATIONS:
   Investment income-net................................................              $  15,775,429         $  17,793,933
   Net realized gain (loss) on investments..............................                  2,005,445             3,318,458
   Net unrealized appreciation (depreciation) on investments............                  3,874,947            (8,882,785)
                                                                                     --------------        --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations...                 21,655,821            12,229,606
                                                                                     --------------        --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income-net................................................                (15,826,765)          (17,898,089)
   Net realized gain on investments.....................................                 (1,112,980)              --
                                                                                     --------------        --------------

      Total Dividends...................................................                (16,939,745)          (17,898,089)
                                                                                     --------------        --------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold........................................                 41,255,788            92,656,622
   Dividends reinvested.................................................                 11,285,112            11,899,150
   Cost of shares redeemed..............................................                (93,192,124)         (139,884,125)
                                                                                     --------------        --------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (40,651,224)          (35,328,353)
                                                                                     --------------        --------------

         Total Increase (Decrease) in Net Assets........................                (35,935,148)          (40,996,836)

NET ASSETS:
   Beginning of Period..................................................                387,899,270           428,896,106
                                                                                     --------------        --------------
   End of Period........................................................               $351,964,122          $387,899,270
                                                                                     ==============        ==============
(Distributions in excess of investment income--net)......................              $    (51,336)              --
                                                                                     --------------        --------------


                                                                                          Shares               Shares
                                                                                     --------------        --------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold..........................................................                 3,057,168             6,915,255
   Shares issued for dividends reinvested...............................                   837,346               888,707
   Shares redeemed......................................................                (6,936,815)          (10,440,624)
                                                                                    --------------        --------------

      Net Increase (Decrease) in Shares Outstanding.....................                (3,042,301)           (2,636,662)
                                                                                    ==============        ==============

                        See notes to financial statements

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                           Year Ended December 31,
                                                           -----------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                           ------      ------     ------      ------      ------
   Net asset value, beginning of period..............      $13.45      $13.62     $12.52      $13.85      $12.94
                                                           ------      ------     ------      ------      ------
   Investment Operations:
   Investment income-net.............................         .60         .61        .62         .66         .70
   Net realized and unrealized gain (loss)
      on investments.................................         .23        (.17)      1.10       (1.33)        .92
                                                           ------      ------     ------      ------      ------
   Total from Investment Operations..................         .83         .44       1.72        (.67)       1.62
                                                           ------      ------     ------      ------      ------
   Distributions:
   Dividends from investment income-net..............        (.60)       (.61)      (.62)       (.65)       (.70)
   Dividends from net realized gain on investments...        (.04)        --         --          --         (.01)
   Dividends in excess of net realized gain
      on investments.................................         --          --         --         (.01)        --
                                                           ------      ------     ------      ------      ------
   Total Distributions...............................        (.64)       (.61)      (.62)       (.66)       (.71)
                                                           ------      ------     ------      ------      ------
   Net asset value, end of period....................      $13.64      $13.45     $13.62      $12.52      $13.85
                                                           ======      ======     ======      ======      ======
TOTAL INVESTMENT RETURN..............................        6.35%       3.35%     13.98%      (4.92%)     12.84%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........         .80%        .80%       .69%        .48%        .20%
   Ratio of net investment income
      to average net assets..........................        4.43%       4.53%      4.70%       5.01%       5.20%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............         --         --          .08%        .32%        .64%
   Portfolio Turnover Rate...........................       19.68%      19.14%     25.00%      18.76%      13.48%
   Net Assets, end of period (000's Omitted).........     $351,964    $387,899   $428,896    $409,361    $538,495



                       See notes to financial statements.

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended December 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


NOTE 3--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Fund was charged $296,104 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $150,776 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended December 31, 1997, redemption fees amounted to $1,994.

NOTE 4--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997 amounted to $66,914,006 and $107,054,868, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $20,006,366, consisting of $20,133,866 gross unrealized appreciation and $127,500 gross unrealized depreciation.

  At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Florida Intermediate Municipal Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                           /s/ Ernst & Young LLP
New York, New York
January 29, 1998

Dreyfus Florida Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1997:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax and, for residents of Florida, not subject to taxation by Florida), and

   --the Fund hereby designates $.0438 per share as a long-term capital gain distribution (of which 100.00% is subject to the 20% maximum Federal tax rate) of the $.0441 per share paid on December 4, 1997.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid for the 1997 calendar year on form 1099-DIV which will be mailed by January 31, 1998.

Dreyfus Florida Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     740AR9712